UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2001

                          Vista Exploration Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                    000-27321                    84-1493152
 ---------------------------         ----------               -----------------
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)             Identification No.)


    11952 Farley, Shawnee Mission, KS                               66213
 --------------------------------------                            --------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (913) 814-8313


                                Bail Corporation
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 10, 2001, the shareholders of Bail Corporation approved amendments to the registrant's articles of incorporation to change the registrant's name to Vista Exploration Corporation and to provide for a staggered board of directors. The amendments to the articles of incorporation were filed with the Colorado Secretary of State on August 13, 2001. On August 13, 2001, the registrant's Board of Directors adopted amended and restated bylaws.

Item 7.  Financial Statements and Exhibits.

     (c) The following exhibits are furnished as part of this report:

     Exhibit 3.1 First Articles of Amendment to the Articles of
                 Incorporation of Bail Corporation filed August 13, 2001.*

     Exhibit 3.2 Amended and Restated Bylaws of Vista Exploration
                 Corporation dated August 13, 2001.*

* Filed Herewith


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 13, 2001                      VISTA EXPLORATION CORPORATION


                                            By:  /s/  Charles A. Ross, Sr.
                                              --------------------------------
                                                      Charles A. Ross, Sr.,
                                                      President